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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                          BEAR STEARNS DEPOSITOR INC.
                  ------------------------------------------

            (Exact name of registrant as specified in its charter)

                              Delaware 13-4164633
  (State of incorporation or organization) (IRS Employer Identification No.)

                                245 Park Avenue
                           New York, New York 10167

                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-58504.

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                        Name Of Each Exchange On Which
Be So Registered                              Each Class Is To Be Registered
---------------------                         -------------------------------
Trust Certificates,                           New York Stock Exchange, Inc.
Series 2001-4, Class A-1

       Securities to be registered pursuant to Section 12(g) of the Act:
                                     NONE

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


               The description of the Trust Certificates (TRUCs), Series 2001-4, Class A-1 is contained in the Prospectus, dated June 25, 2001, included in the Registrant's Registration Statement on Form S-3 (No. 333-58504) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated October 12, 2001, to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

               The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

               1. Certificate of Incorporation of Bear Stearns Depositor Inc. is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               2. By-laws, as amended, of Bear Stearns Depositor Inc. are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               3. Form of Trust Agreement is set forth as Exhibit 4.2 to the Registration Statement and is incorporated herein by reference.

               4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

               5. Form of Prospectus Supplement dated October 12, 2001 which was filed with the Securities and Exchange Commission on October 29, 2001, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               6. Form of Series Supplement, dated as of October 26, 2001.

                                   SIGNATURE



               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           BEAR STEARNS DEPOSITOR INC.
                                           (Registrant)

Date:  October 26, 2001


                                           By: /s/ Timothy Kelley Millet
                                               -------------------------------
                                               Name:  Timothy Kelley Millet
                                               Title: President



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